NATIONWIDE MUTUAL FUNDS
Nationwide Fund

Supplement dated August 21, 2025
to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Portfolio Management - Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Susan Bao, CFA	Managing Director, Portfolio Manager	Since 2025
Andrew Stern, CFA	Executive Director, Portfolio Manager	Since 2025
Timothy Woodhouse, CFA	Managing Director, Portfolio Manager	Since 2025

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